UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________
FORM 8-K
___________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 8, 2025
___________________________________
ATI Physical Therapy, Inc.
(Exact name of registrant as specified in its charter)
___________________________________

Delaware (State or other jurisdiction of incorporation or organization)	001-39439 (Commission File Number)	85-1408039 (I.R.S. Employer Identification Number)
2001 Butterfield Rd., Suite 1600 Downers Grove, IL 60515
(Address of principal executive offices and zip code)
(630) 296-2223
(Registrant's telephone number, including area code)
___________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered(1)(2)
Class A common stock, par value $0.0001	ATIP	NONE
Redeemable Warrants, exercisable for Class A common stock at an exercise price of $575.00 per share	ATIPW	NONE
(1) On December 3, 2024, the New York Stock Exchange (the “NYSE”) delisted from trading the Class A Common Stock (the “Common Stock”). Further, on December 4, 2024, the NYSE filed a Form 25 to deregister the Common Stock, which form will be effective on March 4, 2025. The Common Stock currently trades on the OTC Pink Sheets under the ticker “ATIP.”
(2) The warrants currently trade on the OTC Pink Sheets under the ticker “ATIPW.”

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.
Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition

On January 8, 2025, ATI Physical Therapy, Inc. (the “Company”) reaffirmed its expected guidance for the fourth quarter ended December 31, 2024 that the Company provided in its financial results press release for the third quarter of 2024 dated November 4, 2024.

The information in this Item 2.02 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Cautionary Note Concerning Forward-Looking Statements

All statements other than statements of historical facts contained in this Current Report on Form 8-K are forward-looking statements within the meaning of applicable securities laws and regulations, including the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of the words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “project,” “forecast,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” “target” or similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Forward-looking statements are based on the Company’s current expectations and assumptions, which may not prove to be accurate. These statements are not guarantees and are subject to risks, uncertainties, and changes in circumstances that are difficult to predict, and significant contingencies, many of which are beyond the Company’s control, that could cause actual results to differ materially and adversely from any of these forward-looking statements.

These forward-looking statements are subject to a number of risks and uncertainties, including the following:

•the Company’s ability to complete its recently announced tender offer on terms and timing previously disclosed, or at all;

•the Company’s liquidity position raises substantial doubt about its ability to continue as a going concern;

•risks associated with liquidity and capital markets, including the Company’s ability to generate sufficient cash flows, together with cash on hand, to run its business, cover liquidity and capital requirements and resolve substantial doubt about the Company’s ability to continue as a going concern;

•the Company’s ability to meet financial covenants as required by its Credit Agreement, as amended;

•risks related to outstanding indebtedness and preferred stock, rising interest rates and potential increases in borrowing costs, compliance with associated covenants and provisions and the potential need to seek additional or alternative debt or capital financing in the future;

•risks related to the Company’s ability to access additional financing or alternative options when needed;

•the Company’s dependence upon governmental and third-party private payors for reimbursement and that decreases in reimbursement rates, renegotiation or termination of payor contracts, billing disputes with third-party payors or unfavorable changes in payor, state and service mix may adversely affect the Company’s financial results;

•federal and state governments’ continued efforts to contain growth in Medicaid expenditures, which could adversely affect the Company’s revenue and profitability;

•payments that the Company receives from Medicare and Medicaid being subject to potential retroactive reduction;

•changes in Medicare rules and guidelines and reimbursement or failure of the Company’s clinics to maintain their Medicare certification and/or enrollment status;

•compliance with federal and state laws and regulations relating to the privacy of individually identifiable patient information, and associated fines and penalties for failure to comply;

•risks associated with public health crises, epidemics and pandemics, as was the case with the novel strain of COVID-19, and their direct and indirect impacts or lingering effects on the business, which could lead to a decline in visit volumes and referrals;

•the Company’s inability to compete effectively in a competitive industry, subject to rapid technological change and cost inflation, including competition that could impact the effectiveness of the Company’s strategies to improve patient referrals and the Company’s ability to identify, recruit, hire and retain skilled physical therapists;

•the Company’s inability to maintain high levels of service and patient satisfaction;

•risks associated with the locations of the Company’s clinics, including the economies in which the Company operates and the potential need to close clinics and incur closure costs;

•the Company’s dependence upon the cultivation and maintenance of relationships with customers, suppliers, physicians and other referral sources;

•the severity of climate change or the weather and natural disasters that can occur in the regions of the U.S. in which the Company operates, which could cause disruption to its business;

•risks associated with future acquisitions, divestitures and other business initiatives, which may use significant resources, may be unsuccessful and could expose the Company to unforeseen liabilities;

•risks associated with the Company’s ability to secure renewals of current suppliers and other material agreements that the Company currently depends upon for business operations;

•failure of third-party vendors, including customer service, technical and information technology (“IT”) support providers and other outsourced professional service providers to adequately address customers’ requests and meet Company requirements;

•risks associated with the Company’s reliance on IT infrastructure in critical areas of its operations including, but not limited to, cyber and other security threats;

•a security breach of the Company’s IT systems or its third-party vendors’ IT systems may subject the Company to potential legal action and reputational harm and may result in a violation of the Health Insurance Portability and Accountability Act of 1996 or the Health Information Technology for Economic and Clinical Health Act;

•maintaining clients for which the Company performs management and other services, as a breach or termination of those contractual arrangements by such clients could cause operating results to be less than expected;

•the Company’s failure to maintain financial controls and processes over billing and collections or disputes with third-party private payors could have a significant negative impact on the Company’s financial condition and results of operations;

•the Company’s operations are subject to extensive regulation and macroeconomic uncertainty;

•the Company’s ability to meet revenue and earnings expectations;

•risks associated with applicable state laws regarding fee-splitting and professional corporation laws;

•inspections, reviews, audits and investigations under federal and state government programs and third-party private payor contracts that could have adverse findings that may negatively affect the Company’s business, including its results of operations, liquidity, financial condition and reputation;

•changes in or the Company’s failure to comply with existing federal and state laws or regulations or the inability to comply with new government regulations on a timely basis;

•the Company’s ability to maintain necessary insurance coverage at competitive rates;

•the outcome of any legal and regulatory matters, proceedings or investigations instituted against the Company or any of its directors or officers, and whether insurance coverage will be available and/or adequate to cover such matters or proceedings;

•general economic conditions, including but not limited to inflationary and recessionary periods;

•the Company’s facilities face competition for experienced physical therapists and other clinical providers that may increase labor costs, result in elevated levels of contract labor and reduce profitability;

•risks associated with the Company’s ability to attract and retain talented executives and employees amidst the impact of unfavorable labor market dynamics, wage inflation and recent reduction in value of the Company’s share-based compensation incentives, including potential failure of steps being taken to reduce attrition of physical therapists and increase hiring of physical therapists;

•risks resulting from the 2L Notes, IPO Warrants, Earnout Shares and Vesting Shares being accounted for as liabilities at fair value and the changes in fair value affecting the Company’s financial results;

•further impairments of goodwill and other intangible assets, which represent a significant portion of the Company’s total assets, especially in view of the Company’s recent market valuation;

•the Company’s inability to maintain effective internal control over financial reporting;

•risks related to dilution of Common Stock ownership interests and voting interests as a result of the issuance of 2L Notes and Series B Preferred Stock;

•costs related to operating as a public company; and

•the continuing impact of the delisting of the Common Stock from the NYSE.

If any of these risks materialize or the assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. Investors should also review those factors discussed in the Company’ Form 10-K for the fiscal year ended December 31, 2023 and more recently filed Form 10-Qs under the heading “Risk Factors,” and other documents filed, or to be filed, by the Company with the SEC. New risk factors emerge from time to time and it is not possible to predict all such risk factors, nor can the Company assess the impact of all such risk factors on the business of the Company or the extent to which any factor or combination of factors may cause actual results to differ materially from those contained in any forward-looking statements. All forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by the foregoing cautionary statements. Readers should not place undue reliance on forward-looking statements. The Company undertakes no obligations to publicly update or revise any forward-looking statements after the date they are made or to reflect the occurrence of unanticipated events, whether as a result of new information, future events or otherwise, except as required by law.

In addition, statements of belief and similar statements reflect the beliefs and opinions of the Company on the relevant subject. These statements are based upon information available to the Company, as applicable, as of the date of this communication, and while the Company believes such information forms a reasonable basis for such statements, such information may be limited or incomplete, and statements should not be read to indicate that the Company has conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain and you are cautioned not to unduly rely upon these statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 8th day of January, 2025.

ATI PHYSICAL THERAPY, INC.

By:	/s/ Joseph Jordan
Name:	Joseph Jordan
Title:	Chief Financial Officer